Exhibit 10.8

CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT (A) BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL OR (B) IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K DUE TO PERSONAL PRIVACY CONCERNS. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[***]” TO INDICATE THE OMISSION.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this day of August 17, 2026, by and between Newbury Street II Acquisition Corp., a Cayman Islands exempted company (together with its successors, including after the Domestication (as defined below), the “Company”), FORT Robotics, Inc., a Delaware corporation (“FORT”), Newbury Street II Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”) and the undersigned (“Subscriber” or “you”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Transaction Agreement (as defined below).

WHEREAS, the Company, FORT and Hugo Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), are entering into an agreement and plan of merger (as it may be amended, restated and/or supplemented from time to time in accordance with its terms, the “Transaction Agreement”), pursuant to which, among other things: (i) prior to the consummation of the transactions contemplated by the Transaction Agreement (the “Transaction Closing”), the Company will continue out of the Cayman Islands and into the State of Delaware so as to re-domicile as, and become, a Delaware corporation pursuant to Cayman Islands Companies Law (2022 Revision) and the applicable provisions of the Delaware General Corporation Law (the “Domestication”) and (ii) upon the Transaction Closing, among other matters, Merger Sub will merge with and into FORT, with FORT continuing as the surviving corporation and as a wholly-owned subsidiary of the Company (the “Merger” and together with the Domestication and the other transactions contemplated by the Transaction Agreement, collectively, the “Transaction”);

WHEREAS, in connection with and contingent upon the Transaction Closing, and pursuant to the terms and conditions hereof, Subscriber desires to subscribe for and purchase from the Company that number of the Company’s shares of common stock (after giving effect to the Domestication), par value $0.0001 per share (the “Common Stock”), equal to (i) the aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), divided by (ii) $10.00 (the “Per Share Price”) (such shares of Common Stock to be purchased, the “PIPE Common Stock”);

WHEREAS, the Sponsor currently owns 6,118,000 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares”);

WHEREAS, the Company expects to hold an extraordinary general meeting of shareholders (the “BCA Meeting”) for the purpose of approving the Transaction, among other things;

WHEREAS, the Company’s organizational documents provide that a shareholder of the Company may redeem its Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), initially sold as part of the units in the Company’s initial public offering (whether they were purchased in the Company’s initial public offering or thereafter in the open market) (the “Public Shares”) in connection with the BCA Meeting (the “Closing Redemption”), on the terms set forth in the Company’s governing documents (the “Redemption Rights”);

WHEREAS, subject to the terms and conditions of this Subscription Agreement, Subscriber has the option to forego the exercise of its Redemption Rights in connection with the Transaction, or to validly rescind any previously submitted redemption demand, of certain of the Public Shares indicated by such Subscriber upon the terms set forth herein (“Non-Redemption Option”);

WHEREAS, the Sponsor desires to transfer to Subscribers a certain number of Founder Shares, with the specific amount for each Subscriber set forth on Schedule A (collectively the “Reallocated Sponsor Shares”);

WHEREAS, Subscribers will have the ability to subscribe for Non-Redemption Options in excess of their currently held Public Shares, and purchase any balance between the subscribed amount and current holdings at a price no higher than the redemption price per share payable to stockholders who exercise Redemption Rights in connection with the Closing Redemption (the “Redemption Price”) in the open market, and if not, then through PIPE Common Stock (collectively the “Balance Shares”);

WHEREAS, the Subscriber may elect to participate in either the Non-Redemption Option or the Offering until the Company’s Closing Redemption and each Subscriber may change their election until the deadline (the “Redemption Deadline”) by which the Company public shareholders must submit their decision to redeem at the Closing Redemption;

WHEREAS, as additional consideration to Subscribers, FORT will, immediately prior to the Transaction Closing, issue Incentive Shares (as defined in Section 1.3 below) that will convert into shares of Common Stock upon Transaction Closing with the specific amount for each Subscriber set forth on Schedule A and the issuance of such number of Incentive Shares will reduce the effective issue price of the PIPE Common Stock to $9.20 per share (the “Per Share Effective Price”);

WHEREAS, the Company desires to issue and sell to Subscriber at the Closing (as defined below) PIPE Common Stock in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company on or prior to the Closing (as defined below); and

WHEREAS, in connection with the Transaction, certain other institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”)) or “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) (the “Other Subscribers”) are entering, or are expected to enter, into separate subscription agreements with the Company substantially similar to this Subscription Agreement (“Other Subscription Agreements”), pursuant to which such Other Subscribers, and Subscriber pursuant to this Subscription Agreement, have agreed, severally and not jointly, to purchase on the closing date of the Transaction (the “Closing Date”) shares of Common Stock at the Per Share Price (the “Offering”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and pursuant to the terms and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subscriber shall have the ability to participate in either the Non-Redemption Option pursuant to Section 1.1 hereof or the Offering pursuant to Section 1.2 hereof up until the Redemption Deadline, and each Subscriber may change their election up until the Redemption Deadline.

1.1 Non-Redemption Option. Subscribers who elect to pursue the Non-Redemption Option as annotated on Schedule B shall be bound by the following terms:

(i) Upon the terms and subject to the conditions of this Subscription Agreement, Subscriber agrees (i) not to, and shall not submit a request to Company’s transfer agent to, exercise (or if already exercised, Subscriber shall validly rescind) its Redemption Rights with respect to such Public Shares subject to the Non-Redemption Option as set forth on Schedule B (the “Non-Redemption Shares”) in connection with the BCA Meeting or in connection with any other meeting of the Company’s shareholders and (ii) to waive any other rights that it may have to elect to have Non-Redemption Shares redeemed and agrees not to redeem or otherwise exercise any other redemption rights with respect to, the Non-Redemption Shares and to reverse, rescind and revoke any prior redemption elections made with respect to the Non-Redemption Shares in connection with the Business Combination or in connection with any other meeting of the Company’s shareholders. For the avoidance of doubt, nothing in this Subscription Agreement is intended to restrict or prohibit Subscriber’s ability to (i) redeem any Public Shares other than the Non-Redemption Shares, (ii) to trade any Public Shares (other than the Non-Redemption Shares) in its discretion and at any time, or (iii) trade any Non-Redemption Shares in its discretion at any time after the Closing Redemption deadline, provided that Subscriber has validly waived, rescinded or revoked any redemption election with respect to the Non-Redemption Shares in accordance with this Subscription Agreement. If the number of Redemption Rights being exercised at the BCA Meeting equals or exceeds forty percent (40%) of the total Public Shares, Subscriber shall provide evidence of Subscriber’s ownership of the Public Shares sufficient to evidence Subscriber’s beneficial ownership in order to receive Subscriber’s Reallocated Sponsor Shares.

(ii) Agreement to Vote. At any general meeting of the shareholders of Company, however called, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the shareholders of Company is sought from the date hereof until the earlier of (x) the Transaction Closing and (y) such date and time as the Transaction Agreement is terminated therein (the “Expiration Time”), the Subscriber shall (a) appear at each such general meeting in person or by proxy or otherwise and, in any case, cause all of its Non-Redemption Shares to be counted as present thereat for purposes of calculating a quorum and (b) vote (or cause to be voted), or execute and deliver a written resolution (or cause a written resolution to be executed and delivered) covering, all of its Non-Redemption Shares: (i) in favor of any extension of the deadline to complete a business combination, (ii) in favor of each of the SPAC Shareholder Approval Matters (as defined in the Transaction Agreement); (iii) against any business combination proposal or any proposal relating to a business combination proposal (in each case, other than the SPAC Shareholder Approval Matters); (iv) against any merger agreement, business combination agreement, merger, amalgamation, share exchange, asset acquisition, share purchase, scheme of arrangement, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any public offering of any equity securities of the Company (other than the SPAC Shareholder Approval Matters); (v) against any change in the business, management or board of directors of Company (other than in connection with the SPAC Shareholder Approval Matters); (vi) against any proposal, action or agreement that would or would reasonably be expected to (A) impede, interfere with, delay, frustrate, prevent, result in termination or failure to consummate of, or nullify any provision of, this Subscription Agreement, the Transaction Agreement or any other transaction agreement, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Subscriber under this Subscription Agreement or of the Company under the Transaction Agreement or any other transaction agreement, (C) result in any of the conditions set forth in the Transaction Agreement not being fulfilled or (D) change in any manner the dividend policy or capitalization of, including the voting rights of any class of share capital of, the Company; and (vii) for any proposal to adjourn or postpone the applicable general meeting of the shareholders of the Company to a later date if (and only if) there are not sufficient votes for approval of the SPAC Shareholder Approval Matters. Notwithstanding anything to the contrary in this Section 1.1(ii), the voting obligations set forth herein shall not apply to any Class A Ordinary Shares acquired by Subscriber after the date hereof (including any Balance Shares) to the extent that voting such shares in favor of the SPAC Shareholder Approval Matters would violate Rule 14e-5 under the Exchange Act, Regulation 14E, or any other applicable tender offer rules promulgated under Section 14(e) of the Exchange Act, or would be inconsistent with the conditions set forth in any applicable no-action or interpretive guidance issued by the staff of the Commission with respect to purchases of securities outside of a tender offer in connection with a business combination transaction. For the avoidance of doubt, such shares shall nonetheless be counted as present for purposes of establishing a quorum at the applicable meeting.

(iii) Purchase of Balance Shares and Terms of Balance Shares.

(A) Subscriber shall purchase his or her Balance Shares at a price no higher than the Redemption Price, from third parties in the open market or through privately negotiated transactions, including from stockholders of the Company that elect to exercise Redemption Rights. In order to effectuate the foregoing, to the extent legally permitted to do so, Subscriber shall purchase his or her Balance Shares at any time and from time to time prior to the BCA Meeting. If Subscriber is unable to purchase his or her Balance Shares at a price no higher than the Redemption Price in the open market or through privately negotiated transactions, then Subscriber shall purchase any remaining Balance Shares through PIPE Common Stock.

(B) Subscriber acknowledges that it will have Redemption Rights with respect to the Balance Shares purchased hereunder pursuant to the Company’s governing documents, but Subscriber covenants and agrees, for the benefit of the Company, that, neither it nor any of its affiliates shall exercise any Redemption Rights with respect to the Balance Shares.

(C) In furtherance of the covenants in paragraphs 1.1(iii)(A)-(B): (x) Subscriber hereby irrevocably waives, on behalf of itself and its affiliates, the Redemption Rights applicable to the Balance Shares, and irrevocably constitutes and appoints the Company and its designees, with full power of substitution, as its (and its affiliates’) true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to revoke any redemption election made in contravention of paragraph 1.1(iii)(B) above with respect to any Balance Shares and to cause the Company’s transfer agent to fail to redeem such Balance Shares in connection with the Business Combination, (y) Subscriber shall deliver such documentation as is requested by the Company to evidence that none of the Non-Redemption Shares have been redeemed, and (z) in the event of a breach of the paragraphs in this Section, Subscriber unconditionally and irrevocably agrees to, or to cause one or more of its affiliates to, subscribe for and purchase from the Company (or from its assignee(s) or designee(s)) prior to the BCA Meeting a number of Class A Ordinary Shares equal to the number of such Non-Redemption Shares, for a per share purchase price not greater than the Redemption Price.

1.2 Subscription of PIPE Common Stock.

(i) Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase from the Company at the Closing, and the Company hereby agrees to issue and sell to Subscriber, at the Closing, upon the payment of the Purchase Price, the PIPE Common Stock on the terms and conditions set forth herein (such subscription and issuance, the “Subscription”). Neither the Company, the Sponsor, nor FORT shall release any Other Subscriber (or any of its affiliates) under any Other Subscription Agreement from any of its material obligations thereunder or any other agreements (including side letters or similar agreements or understandings in respect thereof) with any Other Subscriber (or any of its affiliates) under any Other Subscription Agreement unless it or they offer a similar release to the Subscriber with respect to any similar obligations it has hereunder.

(ii) Each of the Company and FORT represents, warrants and covenants to Subscriber that the Other Subscription Agreements reflect the same Per Share Price, the same Per Share Effective Price, the same ratio with respect to the number of Reallocated Sponsor Shares and Incentive Shares received in connection with Subscriber’s Purchase Price, and other material terms and conditions that are not materially more favorable to such Other Subscriber than the terms of this Subscription Agreement (other than (i) terms particular to the legal or regulatory requirements of such Other Subscriber or its affiliates, including any terms related to such Other Subscriber’s place of organization or headquarters, organizational form or other particular restrictions applicable to such Other Subscriber, or (ii) terms with respect to the confidentiality or disclosure of an Other Subscriber’s identity). In the event that the Company enters into any Other Subscription Agreement or amends any existing Other Subscription Agreement to include terms materially more favorable to any Other Subscriber, the Company agrees to amend and restate this Subscription Agreement to incorporate such more materially favorable terms.

1.3 Additional Issuance of FORT Common Stock. As additional consideration for the Subscription, immediately prior to the Transaction Closing, FORT shall issue to the Subscribers an aggregate number of newly issued shares of FORT common stock, par value $0.0001 per share (the “Incentive Shares” and together with the Reallocated Sponsor Shares and the PIPE Common Stock, the “Securities”) that will convert into shares of Common Stock upon the Transaction Closing, free and clear of any liens or other encumbrances (other than restrictions imposed by applicable securities laws and the terms of this Subscription Agreement) and in the amounts to each Subscriber as reflected on Schedule A. The shares of Common Stock into which the Incentive Shares shall be converted upon Transaction Closing will be issued in book-entry form and delivered to each Subscriber (or its nominee in accordance with its delivery instructions) promptly following the Transaction Closing. The Company shall use commercially reasonable efforts to register the shares of Common Stock into which the Incentive Shares shall convert on the registration statement on Form S-4 to be filed by the Company and FORT in connection with the Transaction (the “Form S-4”).

1.4 Transfer of Reallocated Sponsor Shares. In consideration for Subscriber’s compliance with the terms of this Subscription Agreement then prior to the Transaction Closing the Sponsor hereby agrees to transfer the Reallocated Sponsor Shares to Subscriber (or its permitted transferees) in the amount reflected on Schedule A through Company’s transfer agent free and clear of any liens or other encumbrances, other than restrictions imposed by applicable securities laws, the Sponsor’s governing documents and any successor or similar agreement entered into in connection with the Business Combination, in each case on terms no less favorable to Subscriber and no more restrictive than those applicable to the Sponsor. The Sponsor and Company covenant and agree to facilitate the transfer of such Reallocated Sponsor Shares to Subscriber (or its permitted transferees) in accordance with the foregoing. The parties to this Subscription Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement. The Company shall use commercially reasonable efforts to register the Reallocated Sponsor Shares on the Form S-4.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the PIPE Common Stock, FORT to issue the Incentive Shares to Subscriber and Sponsor to transfer the Reallocated Sponsor Shares to Subscriber, Subscriber hereby represents and warrants to the Company, FORT and Sponsor, and agrees with the Company, FORT and Sponsor as follows:

2.1.1 If Subscriber is an entity, Subscriber has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform Subscriber’s obligations under this Subscription Agreement.

2.1.2 This Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. Assuming this Subscription Agreement constitutes the valid and binding agreement of the Company, FORT and Sponsor, this Subscription Agreement constitutes a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3 Assuming the accuracy of the Company’s representations and warranties as set forth in Section 2.2 hereof and the Sponsor’s representations and warranties as set forth in Section 2.4, the execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to materially and adversely affect the legal authority or ability of Subscriber to comply in all material respects with the terms of this Subscription Agreement (such a material adverse effect, a “Subscriber Material Adverse Effect”); (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or government or governmental, tribunal, judicial, administrative federal, state, local, or foreign or any agency, bureau, board, commission instrumentality or authority thereof, including any state’s attorney general or any court or arbitrator (public or private) (“Authority”), having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.4 The Subscriber is (i) and at the time Subscriber was offered the Securities, was a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule C, (ii) acquiring all of the Securities only for his, her or its own account and not for the account of others, or if the Subscriber is subscribing for the Securities as a fiduciary or agent for one or more investment accounts, the Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) acquiring the Securities for investment purposes only and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or the applicable laws of any jurisdiction (and shall provide the requested information set forth on Schedule C or such other similar form acceptable to the Company and such Subscriber). If the Subscriber is an entity, the Subscriber is not an entity formed for the specific purpose of acquiring the Securities.

2.1.5 Subscriber understands and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities issued at the Transaction Closing have not been registered under the Securities Act. Subscriber understands and agrees that the Securities may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under Securities Act with respect to the Securities except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S promulgated under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act that is available, and that any book entries representing the Securities shall contain a restrictive legend to such effect. Subscriber understands and agrees that the Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Securities will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. Subscriber understands that it has been advised to consult legal, tax and accounting counsel prior to making any offer, resale, transfer, pledge or other disposition of any of the Securities.

2.1.6 Subscriber understands and agrees that Subscriber is purchasing and/or receiving the Securities directly from the Company, Sponsor or FORT, as applicable. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Company, Sponsor, FORT or any of their respective officers or directors or other Representatives (as defined below), expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those expressly set forth in this Subscription Agreement.

2.1.7 Subscriber represents and warrants that (i) it is not a Benefit Plan Subscriber as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (ii) its acquisition and holding of the Securities will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

2.1.8 In making its decision to purchase and/or receive the Securities, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and the representations, warranties, and covenants of Sponsor, the Company and FORT contained in this Subscription Agreement. Subscriber acknowledges and agrees that Subscriber has received and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Securities and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Subscriber’s investment in the Securities. Without limiting the generality of the foregoing, Subscriber acknowledges that it has had the opportunity to review the documents provided to Subscriber by the Company, including (collectively, the “Disclosure Documents”): (i) the final prospectus of the Company, dated as of October 31, 2024 and filed with the Securities and Exchange Commission (the “Commission”) (File Nos. 333-281456) (the “Prospectus”), (ii) each SEC Document (as defined below) filed by the Company following the filing of the Prospectus through the date of this Subscription Agreement, (iii) the Transaction Agreement, a copy of which will be filed by the Company with the Commission and (iv) the investor presentation by the Company and FORT (the “Investor Presentation”), a copy of which will be furnished by the Company to the Commission. Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the Transaction Closing. Subscriber represents and agrees that Subscriber and its professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as Subscriber and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities. Subscriber has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities. Subscriber acknowledges that Subscriber shall be responsible for any of Subscriber’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that none of the Company, Sponsor, FORT or their respective affiliates or advisors have provided any tax advice or any other representations or guarantees regarding the tax consequences of the transactions contemplated by this Subscription Agreement. Subscriber acknowledges that it has reviewed the documents made available to Subscriber by the Company, Sponsor, and FORT. The Subscriber further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect Subscriber’s obligation to purchase the Securities hereunder, except as otherwise provided herein. Subscriber acknowledges that certain information contained in the Investor Presentation was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

2.1.9 Subscriber became aware of the Offering solely (a) by means of direct contact from the Company, FORT, or a representative of the Company or FORT, including BTIG, LLC (the “Placement Agent”), or (b) directly from the Company or FORT as a result of a pre-existing, substantial relationship with the Company or FORT or one of their respective affiliates, and the Securities were offered to Subscriber solely by direct contact between Subscriber and either the Company or FORT, or a representative of the Company or FORT, including the Placement Agent. Subscriber did not become aware of the Offering, nor were the Securities offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Securities (i) were not offered by any form of general solicitation or general advertising and (ii) to the Company’s knowledge, are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Neither Subscriber, nor any of its directors, officers, employees, agents, shareholders or partners, has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the Offering.

2.1.10 Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Disclosure Documents. Subscriber is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber understands and acknowledges that it (a) is a sophisticated investor, experienced in investing in equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (b) has exercised independent judgment in evaluating its participation in the purchase of the Securities.

2.1.11 Subscriber represents and acknowledges that Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities, has analyzed and fully considered the risks of an investment in the Securities and has determined that the Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber further acknowledges specifically that a possibility of total loss of investment exists.

2.1.12 Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the Disclosure Documents.

2.1.13 Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program; (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of any country or territory embargoed or subject to substantial trade restrictions by the United States; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber, directly or indirectly through a third party administrator, maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List, and to otherwise ensure compliance with OFAC-administered sanctions programs. Subscriber further represents and warrants that, to the extent required, it, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Securities were legally derived.

2.1.14 Subject to Section 1.1, on the date the Purchase Price will be required to be funded pursuant to Section 3.1, Subscriber will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 3.1.

2.1.15 Subscriber represents that no disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Subscriber hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 2.1.15, “Rule 506(d) Related Party” shall mean a person or entity that is a direct beneficial owner of Subscriber’s securities for purposes of Rule 506(d) under the Securities Act.

2.1.16 No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company, Sponsor, or FORT.

2.1.17 Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Subscriber with the Commission with respect to the beneficial ownership of the equity securities of the Company prior to the date hereof, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision) acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.18 Unless otherwise disclosed in advance to the Company, Subscriber (a) is not a “foreign person” within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”), (b) is not “controlled” by a foreign person within the meaning of the DPA, and (c) does not and will not permit any foreign person affiliate – whether affiliated as a limited partner or otherwise – to obtain through Subscriber any of the following within the meaning of the DPA: (i) access to any “material nonpublic technical information” in the possession of FORT; (ii) membership or observer rights on the FORT Board of Directors (the “FORT Board”) or equivalent governing body of FORT or the right to nominate an individual to a position on the FORT Board or equivalent governing body of FORT; (iii) any “involvement,” other than through the voting of shares, in the “substantive decision making” of FORT regarding (x) the use, development, acquisition, or release of “critical technology”; (y) the use, development, acquisition, safekeeping, or release of “sensitive personal data” of U.S. citizens maintained or collected by FORT; or (z) the management, operation, manufacture or supply of “covered investment critical infrastructure”; or (iv) “control” of FORT.

2.1.19 As of the date hereof, Subscriber does not have, and from the  time that such Subscriber first received a term sheet (written or oral) from the Company, FORT, or a representative of the Company or FORT, setting forth the material terms, which terms include definitive pricing terms, of the transactions contemplated hereunder to the date hereof, Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of the Company. Notwithstanding the foregoing, (i) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the representations set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Subscription Agreement and (ii) in the case of a Subscriber that has implemented internal information barriers pursuant to information controls policy to “wall-off” certain trading, the representations set forth above shall only apply to such walled-off trading personnel.

2.1.20 Subscriber acknowledges that (i) the Sponsor, Company, FORT and the Placement Agent currently may have, and later may come into possession of, information regarding the Transaction and any of the parties that is not known to Subscriber and that may be material to a decision to enter into this transaction to subscribe for the Securities (“Excluded Information”), (ii) Subscriber has determined to enter into this transaction to subscribe for the Securities notwithstanding its lack of knowledge of the Excluded Information, which Subscriber agrees need not be provided to it, and (iii) none of the Sponsor, Company, FORT, Merger Sub nor the Placement Agent shall have liability to Subscriber, and Subscriber hereby, to the extent permitted by law, waives and releases any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements it may have against any of the Sponsor, Company, FORT, Merger Sub and the Placement Agent with respect to the non-disclosure of the Excluded Information.

2.1.21 Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

2.2 Company’s Representations, Warranties and Agreements. To induce Subscriber to purchase the PIPE Common Stock, the Company hereby represents and warrants to Subscriber and the Sponsor, and agrees with Subscriber and Sponsor as follows:

2.2.1 The Company has been duly incorporated and is validly existing as an exempted company incorporated and in good standing under the laws of the Cayman Islands, with the requisite power and authority to own, lease and operate its assets and properties and conduct its business as it is now being conducted and to enter into, deliver and perform its obligations under this Subscription Agreement and the Transaction Agreement. As of the Closing Date, following the Domestication, the Company will be duly incorporated, validly existing as a corporation and in good standing under the laws of the State of Delaware with requisite power and authority to own, lease and operate its assets and properties and conduct its business as it is now being conducted.

2.2.2 Upon the consummation of the Domestication, the PIPE Common Stock will have been duly authorized and, when issued and delivered to Subscriber against full payment for the PIPE Common Stock in accordance with the terms of this Subscription Agreement, and registered with the Company’s transfer agent, the PIPE Common Stock will be validly issued, fully paid, non-assessable and free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws or as set forth herein), and will not be issued in violation of or subject to any preemptive right, subscription right or similar rights created under the Company’s organizational documents or any agreement or other instrument to which the Company is a party or by which it is otherwise bound.

2.2.3 Each of this Subscription Agreement and the Transaction Agreement has been duly authorized, and validly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.2.4 The execution, delivery and performance of this Subscription Agreement and the Transaction Agreement by the Company (including compliance by the Company with all of the provisions hereof), the issuance and/or sale of the Securities and the consummation of the certain other transactions contemplated herein and in the Transaction Agreement do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, stockholders’ equity or financial condition of the Company or have a material adverse effect on the validity of the Securities or the legal authority or ability of the Company to comply in all material respects with the terms of this Subscription Agreement (a “Company Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any Authority having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Company Material Adverse Effect.

2.2.5 Assuming the accuracy of Subscriber’s representations and warranties set forth in this Subscription Agreement, (i) no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the PIPE Common Stock by the Company to Subscriber and (ii) the PIPE Common Stock are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities (or Blue Sky) laws.

2.2.6 Except as disclosed in the Company’s filings with the Commission, together with any amendments, restatements or supplements thereto (the “SEC Documents”), the Company has made all filings required to be filed by it with the Commission and, as of their respective dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no such representation or warranty with respect to any information relating to FORT or any of its affiliates included in any SEC Document or filed as an exhibit thereto, in each case filed prior to the date hereof. Each of the financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. As of the date hereof and at the Closing Date, there are no outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the SEC Documents.

2.2.7 The Company is not, and immediately after receipt of payment for the PIPE Common Stock will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.2.8 As of the date of this Subscription Agreement, the Company is in compliance with all applicable law and has not received any written communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

2.2.9 Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Subscription Agreement, there is no (i) action, claim, inquiry, arbitration, investigation, litigation or other proceeding pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company.

2.2.10 Neither the Company nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would adversely affect reliance by FORT or the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance or sale of the PIPE Common Stock under the Securities Act.

2.2.11 Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the PIPE Common Stock and neither the Company, nor any person acting on its behalf, has offered any of the PIPE Common Stock in a manner involving any public offering under, or in a distribution in violation of, the Securities Act or any state securities (or Blue Sky) laws.

2.2.12 Other than the Transaction Agreement and the Other Subscription Agreements, the Company has not entered into any subscription agreement, side letter, or other agreement or understanding with any Other Subscriber in connection with such Other Subscriber’s direct or indirect investment in the Offering.

2.2.13 The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the PIPE Common Stock pursuant to this Subscription Agreement, other than (i) filings with the Commission, including the filing of the Registration Statement (as defined below) pursuant to Section 6, and the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D under the Securities Act, if applicable, (ii) filings required by applicable state securities laws, (iii) those required by the Nasdaq, including with respect to obtaining approval of the Company’s stockholders, (iv) those required to consummate the Transaction as provided under the Transaction Agreement, including those required in connection with the Domestication, and (v) the failure of which to obtain would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

2.2.14 As of the date of this Subscription Agreement, the authorized capital stock of the Company consists of (i) 500,000,000 Class A Ordinary Shares; (ii) 50,000,000 Class B ordinary shares; and (iii) 5,000,000 preference shares, par value $0.0001 per share. As of the date hereof: (i) no preference shares are issued and outstanding; (ii) 17,998,375 Class A ordinary shares are issued and outstanding; (iii) 6,118,000 Class B ordinary shares are issued and outstanding; (iv) 324,187 warrants to purchase Class A Ordinary Shares (the “Private Placement Warrants”) are outstanding; and (v) 8,625,000 warrants to purchase Class A Ordinary Shares (the “Public Warrants”) are outstanding. All (x) issued and outstanding Class A Ordinary Shares and Class B ordinary shares have been duly authorized and validly issued, are fully paid and are non-assessable, were issued in compliance in all material respects with applicable law, were not issued in breach or violation of any purchase option, right of first refusal, preemptive right, subscription right (or any similar right) or contract to which the Company is a party and (y) outstanding Private Placement Warrants and Public Warrants have been duly authorized and validly issued, are fully paid, were issued in compliance in all material respects with applicable law, were not issued in breach or violation of any purchase option, right of first refusal, preemptive right, subscription right (or any similar right) or contract. Except as set forth above and pursuant to the Other Subscription Agreements and the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Class A Ordinary Shares, or Class B ordinary shares, or any other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, other than Merger Sub, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than (A) as set forth in the SEC Documents and (B) as contemplated by the Transaction Agreement or the Ancillary Documents.

2.2.15 Neither the Company nor any of its subsidiaries, directors, officers, employees, or, to the Company’s knowledge, any of its agents or representatives acting on its behalf in connection with this Subscription Agreement or the Transaction Agreement, is: (a) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or on the OFAC List, or a person or entity prohibited by any OFAC sanctions program, (b) any person operating, organized or located in a country or territory which is itself the subject or target of comprehensive sanctions (at the time of this Subscription Agreement, Cuba, Iran, North Korea, and the Crimea, Donetsk People’s Republic, and Luhansk People’s Republic regions of Ukraine) or (c) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Company has not heretofore engaged in any transaction to lend, contribute or otherwise make available funds or the funds of any joint venture partner or other person or entity towards any sales or operations in Cuba, Iran, North Korea, or the Crimea, Donetsk People’s Republic, or Luhansk People’s Republic regions of Ukraine or any other jurisdiction subject to comprehensive sanctions by OFAC or for the purpose of financing the activities of any person or entity currently subject to any U.S. sanctions administered by OFAC.

2.2.16 As of the date of hereof, the Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and listed for trading on the Nasdaq. Upon consummation of the Transaction, the Common Stock will be registered pursuant to Section 12(b) of the Exchange Act and listed for trading on the Nasdaq. As of the date hereof, the Company is in compliance with the rules of the Nasdaq and there is no action pending or, to the knowledge of the Company, threatened against Company by the Nasdaq or the Commission with respect to any intention by such entity to deregister the Class A Ordinary Shares or terminate the listing of the Class A Ordinary Shares. As of the date hereof, the Company has taken no action that is designed to terminate the registration of the Class A Ordinary Shares under the Exchange Act except as contemplated by the Transaction Agreement. As of the date hereof, the Company has not received any notice from the Nasdaq or the Commission regarding the revocation of such listing or otherwise regarding the delisting or suspension of the Class A Ordinary Shares from the Nasdaq or the Commission and, as of the date hereof, the Class A Ordinary Shares are duly authorized for listing and eligible for continued trading on Nasdaq.

2.3 FORT’s Representations, Warranties and Agreements. To induce Subscriber to purchase the PIPE Common Stock, FORT hereby represents and warrants to Subscriber, and agrees with Subscriber as follows:

2.3.1 FORT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority (i) to own, lease and operate its properties and conduct its business as presently conducted and (ii) to enter into, deliver and perform its obligations under this Subscription Agreement and the Transaction Agreement, except, in the case of clause (i) where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a FORT Material Adverse Effect (as defined below).

2.3.2 The Incentive Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the PIPE Common Stock in accordance with the terms of this Subscription Agreement, and registered with FORT’s transfer agent, the Incentive Shares will be validly issued, fully paid, non-assessable and free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws or as set forth herein), and will not be issued in violation of or subject to any preemptive right, subscription right or similar rights created under FORT’s organizational documents or any agreement or other instrument to which FORT is a party or by which it is otherwise bound.

2.3.3 Each of this Subscription Agreement and the Transaction Agreement has been duly authorized, executed and delivered by FORT and is a valid and binding obligation of FORT, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.3.4 The execution, delivery and performance of this Subscription Agreement and the Transaction Agreement (including compliance by FORT with all of the provisions hereof and thereof), the issuance and sale of the Securities, to the extent issued by FORT prior to the Closing, and the consummation of the certain other transactions contemplated herein and in the Transaction Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of FORT pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which FORT is a party or by which FORT is bound or to which any of the property or assets of FORT is subject, which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, stockholders’ equity or financial condition of FORT or have a material adverse effect on the validity of the Securities or the legal authority or ability of FORT to comply in all material respects with the terms of this Subscription Agreement or the Transaction Agreement (a “FORT Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of FORT; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any Authority having jurisdiction over FORT or any of its properties that would reasonably be expected to have, individually or in the aggregate, a FORT Material Adverse Effect.

2.3.5 Assuming the accuracy of Subscriber’s representations and warranties set forth in this Subscription Agreement, (i) no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Incentive Shares to Subscriber and (ii) the Incentive Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities (or Blue Sky) laws.

2.3.6 Neither FORT, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Sponsor, FORT or the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance, transfer, or sale of the Securities, as applicable, under the Securities Act.

2.3.7 Neither FORT nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities and neither FORT, nor any person acting on its behalf has offered any of the Securities in a manner involving any public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.3.8 Other than the Transaction Agreement and the Other Subscription Agreements, FORT has not entered into any subscription agreement, side letter, or other agreement or understanding with any Other Subscriber in the Transaction in connection with such Other Subscriber’s direct or indirect investment in the Offering.

2.3.9 FORT is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Incentive Shares pursuant to this Subscription Agreement, other than (i) filings with the Commission, including the filing of the Registration Statement (as defined below) pursuant to Section 6, and the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D under the Securities Act, if applicable, (ii) filings required by applicable state securities laws, (iii) those required to consummate the Transaction as provided under the Transaction Agreement, and (iv) the failure of which to obtain would not be reasonably expected to have, individually or in the aggregate, a FORT Material Adverse Effect.

2.3.10 Neither FORT nor any of its subsidiaries directors or officers or, to FORT’s knowledge, any of its agents or representatives acting on its behalf in connection with this Subscription Agreement or the Transaction Agreement, is: (a) a person or entity named on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) administered by OFAC, or 50 percent or more owned by one or more persons or entities named on the SDN List (collectively, “Restricted Persons”) or (b) a person legally organized or ordinarily resident in a country or territory which is itself the subject or target of a comprehensive embargo (at the time of this Subscription Agreement, Cuba, Iran, North Korea, and the Crimea, Donetsk People’s Republic, and Luhansk People’s Republic regions of Ukraine). FORT has not heretofore engaged in any transaction to lend, contribute or otherwise make available funds or the funds of any joint venture partner or other person or entity towards any sales or operations in Cuba, Iran, North Korea, or the Crimea, Donetsk People’s Republic, or Luhansk People’s Republic regions of Ukraine or for the purpose of financing the activities of any Restricted Person.

2.4 Sponsor’s Representation and Warranties. To induce Subscriber to purchase the Securities, the Sponsor hereby represents and warrants to Subscriber and agrees with the Subscriber as follows:

2.4.1 Sponsor is a Delaware limited liability company formed, validly existing and in good standing under the laws of the State of Delaware, with the requisite limited liability company power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.4.2 This Subscription Agreement has been duly authorized, executed and delivered by the Sponsor and is a valid and binding obligation of the Sponsor, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.4.3 The execution, delivery and performance of this Subscription Agreement (including compliance by the Sponsor with all of the provisions hereof) and the consummation by the Sponsor of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Sponsor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Sponsor is a party or by which the Sponsor is bound or to which any of the property or assets of the Sponsor is subject, which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations or financial condition of the Sponsor or have a material adverse effect on the validity of the Securities, as applicable, or the legal authority or ability of the Sponsor to comply in all material respects with the terms of this Subscription Agreement (a “Sponsor Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of the Sponsor; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any Authority having jurisdiction over the Sponsor or any of its properties that would reasonably be expected to have, individually or in the aggregate, a Sponsor Material Adverse Effect.

2.4.4 Neither the Sponsor, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Sponsor, FORT or the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance or sale of the Securities under the Securities Act.

2.4.5 Neither the Sponsor nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities, as applicable, and neither the Sponsor, nor any person acting on its behalf has offered any of the Securities, as applicable, in a manner involving any public offering under, or in a distribution in violation of, the Securities Act or any state securities (or Blue Sky) laws.

2.4.6 Other than the Transaction Agreement and the Other Subscription Agreements, the Sponsor has not entered into any subscription agreement, side letter, or other agreement or understanding with any Other Subscriber in the Transaction in connection with such Other Subscriber’s direct or indirect investment in the Offering.

2.4.7 Neither the Sponsor nor any of its subsidiaries, directors, officers, employees, or, to the Sponsor’s knowledge, any of its agents or representatives acting on its behalf in connection with this Subscription Agreement is: (a) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or on the OFAC List, or a person or entity prohibited by any OFAC sanctions program, (b) any person operating, organized or located in a country or territory which is itself the subject or target of comprehensive sanctions (at the time of this Subscription Agreement, Cuba, Iran, North Korea, and the Crimea, Donetsk People’s Republic, and Luhansk People’s Republic regions of Ukraine) or (c) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Sponsor has not heretofore engaged in any transaction to lend, contribute or otherwise make available funds or the funds of any joint venture partner or other person or entity towards any sales or operations in Cuba, Iran, North Korea, or the Crimea, Donetsk People’s Republic, or Luhansk People’s Republic regions of Ukraine or any other jurisdiction subject to comprehensive sanctions by OFAC or for the purpose of financing the activities of any person or entity currently subject to any U.S. sanctions administered by OFAC.

3. Settlement Date and Delivery.

3.1 Closing. The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction, as provided for by the Transaction Agreement. The Closing shall occur on the closing date of, and immediately prior to, or simultaneously with, the consummation of the Transaction. Upon written notice from (or on behalf of) the Company (which may be via email) to Subscriber (the “Notice”), which Notice shall contain the Company’s wire instructions for an escrow account (the “Escrow Account”) established by the Company with a third-party escrow agent (the “Escrow Agent”) to be identified in the Notice, that the Company reasonably expects the closing of the Transaction to take place on a date that is not less than five (5) business days from the date of the Notice, Subscriber shall deliver to the Escrow Account, not less than two (2) business days (unless otherwise agreed to in writing by the Company) prior to the scheduled closing date specified in the Notice (the “Scheduled Closing Date”), the Purchase Price for the Securities by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Notice. The wire transfer shall identify Subscriber, and unless otherwise agreed by the Company and the Escrow Agent, the funds shall be wired from an account in Subscriber’s name. Upon the Closing, the Company shall provide instructions to the Escrow Agent to release the funds in the Escrow Account to the Company against the issuance of and delivery by the Company promptly after the Closing to Subscriber of the Securities in book-entry form, free and clear of any liens or other restrictions (other than those arising under state or federal securities laws or those incurred by Subscriber or arising under this Subscription Agreement). Not later than one (1) business day after the Closing, the Company shall deliver to Subscriber the Securities in book entry form with restrictive legends, in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. In the event (i) this Subscription Agreement is terminated prior to the Closing or (ii) the Closing does not occur within five (5) days of the Scheduled Closing Date, and in either case, any funds have already been sent by Subscriber to the Escrow Account, the Company shall promptly (but not later than two (2) business days thereafter) instruct the Escrow Agent to promptly return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book-entries for the Securities shall be deemed repurchased and cancelled. Unless this Subscription Agreement is terminated pursuant to Section 5 below, (i) the failure of the Closing to occur on or after the Scheduled Closing Date shall not terminate this Subscription Agreement or otherwise relieve any party of any of its obligations hereunder and (ii) Subscriber shall remain obligated (aa) to redeliver funds to the Company following the Company’s delivery to Subscriber of a new Notice and (bb) to consummate the Closing upon satisfaction of the conditions set forth in this Subscription Agreement. For purposes of this Subscription Agreement, “business day” means any day that, in New York, New York, is neither a legal holiday nor a day on which commercial banking institutions are generally authorized or required by law or regulation to close (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercial banking institutions in New York, New York are generally open for use by customers on such day).

3.2 Conditions to Closing.

3.2.1 The Closing shall be subject to the satisfaction or valid waiver by the Company, Subscriber, and Sponsor, of the conditions that, on the Closing Date:

(i) No suspension of the qualification of the Securities for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred and be continuing.

(ii) No Authority shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award (whether temporary preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated hereby or by the Transaction Agreement illegal or otherwise prohibiting or enjoining the consummation of the transactions contemplated hereby or by the Transaction Agreement.

(iii) All material conditions precedent to the Transaction Closing set forth in the Transaction Agreement shall have been satisfied (as determined in good faith by the parties to the Transaction Agreement) or waived by the parties thereto in accordance with the requirements of the Transaction Agreement (other than those conditions which, by their nature, are to be satisfied at the Transaction Closing).

(iv) No amendment, modification or waiver of the Transaction Agreement (as the same exists on the date hereof as provided to the Subscriber) or any terms thereof shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits that the Subscriber would reasonably expect to receive under this Subscription Agreement without having received the Subscriber’s prior written consent.

(v) No amendment, modification or waiver of one or more of the Other Subscription Agreements (including via a side letter or other agreement) shall have occurred that materially benefits one or more Other Subscribers unless the Subscriber has been offered the same benefits.

3.2.2 The obligations of Subscriber to consummate the Closing shall also be subject to the satisfaction or valid waiver by the Subscriber of the conditions that, on the Closing Date:

(i) The representations and warranties made by the Company, FORT, and Sponsor in Sections 2.2, 2.3, and 2.4 respectively, hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or a Company Material Adverse Effect, FORT Material Adverse Effect, or Sponsor Material Adverse Effect which representations and warranties shall be true and correct in all respects), and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, FORT Material Adverse Effect, or Sponsor Material Adverse Effect, which representations and warranties shall be true and correct in all respects with the same force and effect as if they had been made on and as of said date, but in each case without giving effect to consummation of the Subscription).

(ii) The Company, FORT, and Sponsor shall have performed, satisfied and complied in all material respects with all agreements, conditions and covenants required by this Subscription Agreement to be performed by the Company, FORT, or Sponsor at or prior to the Closing, except where the failure of such performance or compliance would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Company, FORT, or Sponsor to consummate the Closing.

(iii) The Company shall have filed with Nasdaq (or, if applicable, NYSE) an application for the listing of the Securities and Nasdaq (or, if applicable, NYSE) shall have raised no objection with respect thereto, subject to official notice of issuance.

(iv) After giving effect to the issuance of the Securities pursuant to this Subscription Agreement and the issuance of the other shares of Common Stock pursuant to the Other Subscription Agreements on the Closing Date, and the consummation of the Transaction and steps contemplated by the Transaction Agreement, no fewer than 13,130,250 shares of Common Stock shall have been issued and outstanding, and all such issued and outstanding shares shall have been issued prior to or substantially contemporaneously with the issuance of the Securities to Subscriber.

(v) There shall not have occurred any Company Material Adverse Effect, FORT Material Adverse Effect, or Sponsor Material Adverse Effect.

(vi) All consents, waivers, authorizations or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Nasdaq any stockholder approval required by applicable rules and regulations of the Nasdaq) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Securities) required to be made in connection with the issuance and sale of the Securities shall have been obtained or made, except where the failure to so obtain or make would not prevent the Company, FORT, or Sponsor from consummating the transactions contemplated hereby, including the issuance and sale of the Securities to the Subscriber.

3.2.3 The obligations of the Company, FORT, and Sponsor to consummate the Closing shall also be subject to the satisfaction or valid waiver by each of the Company, FORT, and Sponsor of the conditions that, on the Closing Date:

(i) Subscriber shall have performed, satisfied and complied in all material respects with all agreements, conditions and covenants required by this Subscription Agreement to be performed by Subscriber at or prior to the Closing.

(ii) All representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by the Subscriber of each of the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement as of the Closing Date.

4. Transfer Restrictions.

4.1 After the Closing, the Securities may only be resold, transferred, pledged or otherwise disposed of in compliance with state and federal securities laws and pursuant to an effective registration statement, Rule 144 under the Securities Act (“Rule 144”) or pursuant to another applicable exemption from the registration requirements of the Securities Act, to the Company or to an affiliate of Subscriber. As a condition of transfer (other than pursuant to an effective registration statement pursuant to Rule 144 or pursuant to another applicable exemption from the registration requirements of the Securities Act), any such transferee shall agree in writing to be bound by the terms of this Subscription Agreement and shall have the rights and obligations of Subscriber under this Subscription Agreement.

4.2 The Company, FORT, and Sponsor acknowledge that the Securities may be pledged by Subscriber in connection with a bona fide margin agreement, provided that such pledge shall be pursuant to an available exemption from the registration requirements of the Securities Act or pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of the Securities shall not be required to provide the Company, FORT, or Sponsor with any notice thereof; provided, however, that neither the Company nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Securities are not subject to any contractual lock up or prohibition on pledging, the form of such acknowledgment to be subject to review and comment by the Company in all respects; provided further that the Subscriber and its pledgee shall be required to comply with other provisions of this Section 4 in order to effect a sale, transfer or assignment of Securities to a pledgee.

4.3 Subject to applicable requirements of the Securities Act and the interpretations of the Commission thereunder and any requirements of the Company’s transfer agent, the Company shall use commercially reasonable efforts to promptly (and within three (3) business days of such request), upon Subscriber’s request, ensure that instruments, whether certificated or uncertificated, evidencing the Securities shall not contain any legend (including the legend set forth in Section 4.4 below) (i) following any sale of such Securities pursuant to Rule 144, (ii) if such Securities are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 (including under Rule 144(i)) and without volume or manner-of-sale restrictions, and in each case, Subscriber provides the Company with an undertaking to effect any sales or other transfers in accordance with the Securities Act, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

4.4 Subscriber agrees to the imprinting, so long as is required by this Section 4, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.5 Subscriber hereby acknowledges and agrees that it will not, and will cause each person acting at Subscriber’s direction or pursuant to any understanding with Subscriber to not, directly or indirectly offer, sell, pledge, contract to sell or sell any option to purchase, or engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, in each case that result in Subscriber having a net short cash position in respect of the Securities until the earlier of (x) the public announcement of the signing of this Subscription Agreement and (y) the termination of this Subscription Agreement in accordance with its terms. For the avoidance of doubt, nothing contained herein shall prohibit Subscriber from (i) any purchase of securities by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement, or (ii) any sale (including the exercise of any redemption right) of securities of the Company (A) held by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (B) purchased by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Subscriber that have no knowledge of this Subscription Agreement or of Subscriber’s participation in the Transaction (including Subscriber’s controlled affiliates and/or affiliates) from entering into any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act; (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Subscription Agreement; and (iii) in the case of a Subscriber that has implemented internal information barriers pursuant to information controls policy to “wall-off” certain trading personnel, the representations set forth above shall only apply to such walled-off trading personnel.

4.6 The Company will use its commercially reasonable efforts to make all Common Stock issued in respect of the Securities eligible on the Direct Registration System of the Depository Trust Company so that Subscriber can, subject to Section 4.1 and Section 4.2, move shares to respective prime broker accounts and sell without restriction.

5. Termination. Except for the provisions of Sections 5, 7, 8 and 9 and the provisions of this Subscription Agreement providing for the return of funds previously delivered in the event the Closing does not occur, all of which shall survive any termination hereunder and continue indefinitely, this Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Transaction Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, or (iii) at the election of either Subscriber or the Company, if the Closing shall not have occurred on or before the Outside Date (as defined in, and including any extension made in compliance with the terms of, the Transaction Agreement); provided, that, the Outside Date shall in no event be more than 18 months from the date of the Subscription Agreement; provided further, that, subject to the limitations set forth in Section 8, nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination hereof in accordance with this Section 5, any monies paid by Subscriber to the Company in connection herewith shall promptly be returned in full to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber.

6. Registration Rights.

6.1 The Company agrees that within thirty (30) days after the Closing Date, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement to register under and in accordance with the provisions of the Securities Act, the resale of all of the Registrable Securities (as defined below) on Form S-1 (which shall be filed pursuant to Rule 415 under the Securities Act) as a secondary-only registration statement (the “Registration Statement”). The Company further agrees that it shall not file any registration statement on Form S-1 registering the resale of any of its securities other than the Registration Statement after the Closing Date until the Registration Statement has been declared effective by the Commission; provided, that, the Company shall be permitted to include in the Registration Statement the securities registrable pursuant to (i) that certain Registration Rights Agreement, dated as of October 31, 2024 (as may be amended, modified or supplemented from time to time, the “IPO Registration Rights Agreement”), by and among the Company, Sponsor, and certain security holders party thereto, and (ii) that certain Registration Rights Agreement, to be entered into in or around the Closing Date (the “FORT Registration Rights Agreement”), by and among the Company, FORT, certain FORT stockholders, pursuant to which such FORT stockholders will be granted certain registration rights with respect to their shares of Common Stock received as consideration pursuant to the Transaction Agreement. The Company will use its commercially reasonable efforts to provide a draft of the Registration Statement to Subscriber for review at least two (2) business days in advance of filing the Registration Statement and the Subscriber shall provide any comments on the Registration Statement to the Company no later than the day which is one (1) business day preceding the filing date. The Company shall advise Subscriber promptly, and in any event within twenty-four (24) hours, after the Registration Statement is declared effective by the Commission or is supplemented and of any request by the Commission for any amendment or supplement to the Registration Statement or any prospectus or for additional information and shall provide the Subscriber with copies of any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or 150th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the Closing and (ii) the second (2nd) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Registrable Securities of Subscriber in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Common Stock proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the Subscribers or otherwise, the Company shall use its best efforts to ensure that the Commission determines that the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 of the Securities Act. If the Company is unsuccessful in the efforts described in the preceding sentence then the Company shall cause such Registration Statement to register for resale: (a) first, such number of Registrable Securities which is equal to the maximum number of Common Stock as is permitted by the Commission (the “Maximum Number of Securities”) and (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Common Stock that the Company is obligated to register under the IPO Registration Rights Agreement and the FORT Registration Rights Agreement. In the event that the Registrable Securities exceeds the Maximum Number of Securities, the number of Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Securities under Rule 415 under the Securities Act, the Company shall amend the Registration Statement or file a new Registration Statement to register such additional Registrable Securities that were not included in the initial Registration Statement and cause such amendment or Registration Statement to become effective as promptly as practicable. In no event shall the Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that the Subscriber be identified as a statutory underwriter in the Registration Statement, the Subscriber will have the option, in its sole and absolute discretion, to either (i) have an opportunity to withdraw from the Registration Statement, in which case the Company’s obligation to register the Subscriber’s Registrable Securities will be deemed satisfied, or (ii) be included as such in the Registration Statement. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until the earliest of (x) such time as when all of Subscriber’s securities included therein cease to be Registrable Securities, (y) such time as when all of Subscriber’s Registrable Securities included in such Registration Statement have actually been sold and (z) three years from the Closing Date. The Company will use its commercially reasonable efforts to cause the removal of all restrictive legends from any Registrable Securities being sold under the Registration Statement at the time of sale of such Registrable Securities upon the receipt from the Subscriber of such supporting documentation, if any, as requested by the Company. The Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, reasonably necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement and Rule 144, qualify the Registrable Securities for listing on the applicable stock exchange and update or amend the Registration Statement as necessary to include Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, the PIPE Common Stock, the Incentive Shares, solely to the extent that such Incentive Shares are unable to be included on the Form S-4, the Reallocated Sponsor Shares, solely to the extent that such Reallocated Sponsor Shares are unable to be included on the Form S-4, and any other equity security issued or issuable with respect to the foregoing Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, provided, however, that such securities shall cease to be Registrable Securities at the earliest of (A) three (3) years after the Closing Date, (B) the date all of such securities held by Subscriber may be sold by Subscriber without volume or manner of sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (C) the date on which such securities have actually been sold by Subscriber, or (D) when such securities shall have ceased to be outstanding. Notwithstanding the foregoing, Subscriber shall not be required to sign any form of lock-up agreement in connection with the Registration Statement. Subscriber may deliver written notice (an “Opt-Out Notice”) to the Company requesting that Subscriber not receive notices from the Company otherwise required by this Section 6.1; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) Subscriber will notify the Company in writing at least three (3) business days in advance of each intended use of an effective Registration Statement, and if a notice of a Suspension Event (as defined below) was previously delivered (or would have been delivered but for the provisions of this Section 6.1) and the related suspension period remains in effect, the Company will so notify Subscriber, within two (2) business days after Subscriber’s notification to the Company, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.

6.2 At its expense the Company shall:

6.2.1 except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws that the Company determines to obtain in connection with such registration, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until all Securities acquired by Subscriber hereunder cease to be Registrable Securities or such shorter period upon which Subscriber has notified the Company that such Registrable Securities have actually been sold, or otherwise when such Registration Statement is no longer required to be effective under this Section 6;

6.2.2 subject to an Opt-Out Notice, advise Subscriber within one (1) business day: (A) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (B) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (C) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be required to disclose the details of such event. Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, non-public information regarding the Company and any documents provided to Subscriber shall be redacted of any material, non-public information regarding the Company unless such Subscriber consents in writing to receive such information and agrees to hold it in confidence;

6.2.3 use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as promptly as reasonably practicable;

6.2.4 upon the occurrence of any event contemplated in Section 6.2.2, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as promptly as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

6.2.5 use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Common Stock issued by the Company have been listed; and

6.2.6 use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

6.3 Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, (i) if any information (e.g., compensation data) is not readily available and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of external legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, (ii) at any time the Company is required to file a post-effective amendment to the Registration Statement and the Commission has not declared such amendment effective or (iii) if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of external legal counsel, would require additional disclosure by the Company in the Registration Statement of material non-public information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of external legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, the Company shall not so delay filing or so suspend the use of the Registration Statement on more than two (2) occasions for a period of not more than sixty (60) consecutive days in any three hundred sixty (360) day period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than three (3) business days from the date of such Suspension Event, or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare after the completion of the Suspension Event) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, Subscriber will deliver to the Company or, in such Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in such Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent such Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

6.4 From and after the Closing, the Company shall indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), and any of its officers, directors, agents, partners, members, stockholders, affiliates, managers, investment advisers and employees, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, the “Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable and documented out-of-pocket external attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except insofar as and to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Company by such Subscriber expressly for use therein in connection with the registration of the Common Stock; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company, nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by such Subscriber expressly for use in the Registration Statement, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of such Subscriber in violation of Section 6.3 hereof. Subscriber shall notify the Company promptly of the institution of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which Subscriber becomes aware, provided that a failure by Subscriber to provide such notice shall not impact Subscriber’s right to be indemnified hereunder unless the Company is actually prejudiced thereby. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Securities by Subscriber.

6.5 To the extent the Subscriber is identified as a selling stockholder in the Registration Statement or any other registration statement which covers the Registrable Securities purchased by such Subscriber, from and after the Closing, Subscriber shall (severally and not jointly with any Other Subscriber) indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein in connection with the registration of the Common Stock; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall notify Subscriber promptly of the institution of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Company becomes aware, provided that a failure by the Company to provide such notice shall not impact the Company’s right to be indemnified hereunder unless Subscriber is actually prejudiced thereby. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Securities by Subscriber.

6.6 If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6 from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 6.6 shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation.

6.7 Any party entitled to indemnification under this Section 6 shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party shall not enter into any settlement without the indemnified party’s prior written consent (not to be unreasonably withheld, conditioned or delayed), unless such settlement includes an unconditional release of the indemnified party from all liability arising out of such claim. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the reasonable and documented fees and expenses of such counsel shall be at the expense of such indemnified party unless (x) the indemnifying party has agreed to pay such fees and expenses, (y) the indemnifying party has failed promptly to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, or (z) the named parties to any such action include both the indemnifying party and the indemnified party, and the indemnified party has been advised by counsel that there may be one or more conflicting defenses available to it that would make it inappropriate for the same counsel to represent both parties.

7. Miscellaneous.

7.1 Further Assurances. At the Closing, the parties hereto shall use commercially reasonable efforts to execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

7.1.1 Subscriber acknowledges that the Sponsor, Company, FORT and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Sponsor, Company, and FORT if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber set forth herein are no longer accurate in all material respects. The Sponsor, Company and FORT acknowledge that Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement.

7.1.2 Each of the Sponsor, Company, FORT and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, in each case, to the extent required by applicable law.

7.1.3 The Company may request from Subscriber such additional information as the Company may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Securities, and Subscriber shall use commercially reasonable efforts to promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures, provided that the Company agrees to keep confidential any such information provided by Subscriber, it being understood by Subscriber that the Company may without any liability hereunder reject Subscriber’s subscription prior to the Closing Date in the event Subscriber fails to provide such additional information requested by the Company to evaluate Subscriber’s eligibility or the Company determines that Subscriber is not eligible.

7.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with affirmative confirmation of receipt, if sent by email, (c) one (1) business day after being sent, if sent by reputable, internationally recognized overnight courier service or (d) three (3) business days after the date of mailing by registered or certified mail (prepaid and return receipt requested), in any case, to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Company (prior to the Closing), to:

Newbury Street II Acquisition Corp
121 High Street, Floor 3

Boston, Massachusetts 02110
Attn: Thomas Bushey
Telephone No.: (617) 334-2805

Email: [***]

with a required copy to (which copy shall not constitute notice):

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Matthew A. Gray, Esq. Barry I. Grossman, Esq.
Telephone No.: (212) 370-1300
Email: [***];

[***]

(iii) if to the Sponsor, to:

Newbury Street II Acquisition Sponsor LLC
121 High Street, Floor 3

Boston, Massachusetts 02110
Attn: Thomas Bushey
Telephone No.: (617) 334-2805

Email: [***]

with a required copy to (which copy shall not constitute notice):

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Matthew A. Gray, Esq.
Barry I. Grossman, Esq.
Telephone No.: (212) 370-1300
Email: [***];

[***]

(iv) if to FORT, to:

FORT Robotics, Inc.

1608 Walnut Street, Floor 12

Philadelphia, PA 19103

Attn: Samuel Reeves

Telephone No.: 1-267-515-5880

Email: [***]

with a required copy to (which copy shall not constitute notice):

Fenwick & West LLP

801 California St

Mountain View, CA 94041

Attn: Steven Levine; David Michaels; Aman Singh

Telephone No.: 1-650-988-8500
Email: [***]; [***]; [***]

(v) if to the Company (following the Closing), to:

FORT Robotics, Inc.

1608 Walnut Street, Floor 12

Philadelphia, PA 19103

Attn: Samuel Reeves

Telephone No.: 1-267-515-5880

Email: [***]

with a required copy to (which copy shall not constitute notice):

Fenwick & West LLP

801 California St

Mountain View, CA 94041

Attn: Steven Levine; David Michaels; Aman Singh

Telephone No.: 1-650-988-8500
Email: [***]; [***]; [***]

7.3 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by the Company and Subscriber in connection with the Offering).

7.4 Modifications and Amendments. This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the parties hereto.

7.5 Waivers and Consents. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party against whom enforcement of such waiver or consent is sought. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Subscription Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.6 Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the Subscriber hereunder (other than the Securities acquired hereunder by Subscriber, if any, after the Closing) may be transferred or assigned without the prior written consent of the Company, and any purported transfer or assignment without such consent shall be null and void ab initio; provided, however, Subscriber may transfer or assign its rights, interests and obligations hereunder to a controlled affiliate of Subscriber or another investment fund or account managed or advised by the same manager as Subscriber (or a related party or affiliate) that can satisfy the requirements of Section 2.1.4 and the other representations and warranties in Section 2.1, provided, further, that no such transfer or assignment without the prior express written consent of the Company shall release Subscriber of its obligations hereunder and such transferee(s) or assignee(s), as applicable, agrees in writing to be bound by the terms hereof as if it were the original Subscriber party hereto.

7.7 Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as expressly provided for herein, this Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

7.8 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

7.9 Consent to Jurisdiction; Waiver of Jury Trial. The parties hereto agree to submit any matter or dispute resulting from or arising out of the execution, performance, interpretation, breach or termination of this Subscription Agreement to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court (or, in each case, any appellate courts thereof) (the “Specified Courts”). Each of the parties agrees that service of any process, summons, notice or document in the manner set forth in Section 7.2 hereof or in such other manner as may be permitted by applicable law, shall be effective service of process for any proceeding with respect to any matters to which it has submitted to jurisdiction in this Section 7.9. Each of the parties hereto irrevocably and unconditionally agrees that it is subject to, and hereby submits to, the personal jurisdiction of the Specified Courts for any action, suit or proceeding arising out of this Subscription Agreement or the transactions contemplated hereunder and waives any objection to the laying of venue in the Specified Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO A TRIAL BY JURY.

7.10 Non-Reliance and Exculpation. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties of the Company expressly contained in Section 2.2, FORT expressly contained in Section 2.3, and the Sponsor expressly contained in Section 2.4 of this Subscription Agreement, in making its investment or decision to invest in the Company. Subscriber further acknowledges and agrees that no Other Subscriber pursuant to Other Subscription Agreements (including the controlling persons, members, officers, directors, partners, agents, employees or other representatives of any such Other Subscriber) shall be liable to Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

7.11 Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

7.12 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby shall survive the Closing and the consummation of the Transaction until the expiration of any statute of limitations under applicable law.

7.13 Expenses. Each of the parties hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

7.14 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.15 Counterparts. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf), all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.16 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof. As used in this Subscription Agreement, the term: (x) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (y) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of the Company prior to the closing of a Business Combination will include the Sponsor.

7.17 Mutual Drafting. This Subscription Agreement is the joint product of Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

7.18 Remedies.

7.18.1 The parties agree that irreparable damage would occur if this Subscription Agreement was not performed in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.9, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the parties hereto to cause the other parties hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.18 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

7.18.2 The parties acknowledge and agree that this Section 7.18 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

7.18.3 In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the documented and out-of-pocket costs and external attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the documented out-of-pocket costs and external attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

8. Disclosure.

8.1 The Company shall, as promptly as practicable following the date of this Subscription Agreement (but in any event within one (1) business day thereafter), file a Current Report on Form 8-K with the Commission (collectively, the “Closing Disclosure Document”, and the actual issuance or acceptance (as applicable) of the filing of such press releases or Current Report on Form 8-K, the “Disclosure Time”) disclosing and describing all material terms of the transactions contemplated hereby and the Transaction, and a form of this Subscription Agreement will be filed with the Commission as an exhibit thereto. Upon the filing of the Closing Disclosure Document, to the Company’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Company, any of its officers, directors or employees or the Placement Agent. None of the Company, its officers, directors, employees and agents, FORT or the Sponsor shall deliver such material, non-public information from and after the Disclosure Time to any Subscriber. In the event that any notice or communication provided to a Subscriber contains or is deemed to contain material, non-public information regarding the Company, the Company shall, as promptly as practicable and in any event within one (1) business day, publicly disclose such information in a manner compliant with Regulation FD, so as to cleanse such information.

8.2 Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates in any press release, marketing materials or any other public communication or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law, and (ii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of Nasdaq or NYSE, in which case under clause (i) or (ii) above, the Company shall provide Subscriber with prior written notice of such disclosure, and shall reasonably consult with the Subscriber regarding such disclosure.

9. Trust Account Waiver.

9.1 Subscriber hereby represents and warrants that it has read the Prospectus and understands that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment securities acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public shareholders (including overallotment shares acquired by the Company’s underwriters, the “Public Shareholders”), and that, except as otherwise described in the Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem Company shares in connection with the consummation of the Company’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Shareholders if the Company fails to consummate a Business Combination within 24 months after the closing of the IPO, and subject to further extension by amendment to the Company’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $100,000 in dissolution expenses, or (d) to the Company after or concurrently with the consummation of a Business Combination. For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither Subscriber nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). Subscriber on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Subscriber or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Subscription Agreement or any other agreement with the Company or its affiliates). Subscriber agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by the Company and its affiliates to induce the Company to enter in this Subscription Agreement, and Subscriber further intends and understands such waiver to be valid, binding and enforceable against Subscriber and each of its affiliates under applicable law. To the extent Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its Representatives, Subscriber hereby acknowledges and agrees that Subscriber’s and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, the Company and its Representatives, as applicable, shall be entitled to recover from Subscriber and its affiliates the associated legal fees and costs in connection with any such action in the event the Company or its Representatives, as applicable, prevails in such action or proceeding. Notwithstanding the foregoing, this Section 9.1 shall not affect any rights of Subscriber or its affiliates to receive distributions from the Trust Account in their capacities as Public Shareholders upon the redemption of their shares or the liquidation of the Company if it does not consummate a Business Combination prior to its deadline to do so. For purposes of this Subscription Agreement, “Representatives” with respect to any person shall mean such person’s affiliates and its and its affiliate’s respective directors, officers, employees, consultants, advisors, agents and other representatives. Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 9.1 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

10. Reliance.

10.1 Subscriber acknowledges that the Sponsor, Company, and the Placement Agent will rely on the acknowledgements, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement. Subscriber agrees to promptly notify the Sponsor, Company, and the Placement Agent if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Subscriber acknowledges and agrees that the purchase by Subscriber of Securities from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase. The Company acknowledges that Sponsor, Subscriber, and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties of the Company contained in this Subscription Agreement.

10.2 Each of the Company, the Placement Agent, the Sponsor, and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or regulatory bodies.

10.3 Subscriber agrees that, except in the case of fraud, gross negligence, willful misconduct or bad faith, the Placement Agent shall not be liable to it (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of them in good faith in connection with the transactions contemplated herein and the purchase and sale of the Securities hereunder. Subscriber agrees not to commence any litigation nor bring any claim against the Placement Agent in any court or other forum which relates to, may arise out of, or is in connection with, the transactions contemplated herein and the purchase and sale of the Securities hereunder, except for any litigation or claim arising from or related to fraud, gross negligence, willful misconduct or bad faith by the Placement Agent. The undertaking is given freely and after obtaining independent legal advice. Subscriber acknowledges that the Placement Agent will receive a fee with respect to the sale of Securities and a deferred underwriting commission in connection with the Company’s initial public offering.

11. Independent Nature of Investment. The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under the Other Subscription Agreements. Subscriber agrees that none of the Other Subscribers shall be liable to it pursuant to the Other Subscription Agreements (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of them in good faith in connection with the transactions contemplated herein and the purchase and sale of the Securities hereunder. The decision of Subscriber to purchase Securities pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, FORT or any of their respective subsidiaries which may have been made or given by any Other Subscriber or by any agent, employee or other representative of any Other Subscriber, and neither Subscriber nor any of its agents, employees or other representatives shall have any liability to any Other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or Other Subscriber pursuant hereto or thereto, shall be deemed to constitute Subscriber and Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and Other Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Securities or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights under this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

36

IN WITNESS WHEREOF, each of the Company, FORT, the Sponsor and the Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

FORT ROBOTICS, INC.

By:	/s/ Samuel Reeves
	Name:	Samuel Reeves
	Title:	Chief Executive Officer

NEWBURY STREET II ACQUISITION CORP

By:	/s/ Thomas Bushey
	Name:	Thomas Bushey
	Title:	Chief Executive Officer

Newbury Street II Acquisition Sponsor LLC

By:	/s/ Thomas Bushey
	Name:	Thomas Bushey
	Title:	Chief Executive Officer

[Signature Page to Subscription Agreement]

Accepted and agreed as of the date first set forth above.

SUBSCRIBER:

Name of Subscriber:	Name of Joint Subscriber, if applicable

{Please print}	{Please print}

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:

If there are joint investors, please check one:

☐	Joint Tenants with Rights of Survivorship

☐	Community Property

☐	Tenants-in-Common

Subscriber’s EIN:	Joint Subscriber’s EIN:
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Country:	Country:
Attn:	Attn:
Telephone No.:	Facsimile No:
Telephone No.:	Facsimile No:
Email Address:	Email Address:

Aggregate Purchase Price: $

Number of Shares of PIPE Common Stock: _____________

Subscriber must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Notice.

If Subscriber wants certificated Securities rather than book-entry form, indicate here:

[Subscriber Signature Page to Subscription Agreement]

Schedule A

Number of Reallocated Sponsor Shares*	Number of Incentive Shares*
[____]	[____]**

*	To be distributed to Subscriber in connection with their participation in the Offering pursuant to the Subscription Agreement

**	Expressed as the number of shares of Common Stock into which Incentive Shares will be converted at the Transaction Closing. Assuming a Subscriber elects the Non-Redemption Option with respect to the number of shares reflected on Schedule B, for each share of PIPE Common Stock hereafter elected to be satisfied pursuant to the Non-Redemption Option, Subscriber shall receive additional Incentive Shares to achieve the Per Share Effective Price, with such additional Incentive Shares to be converted into the applicable number of shares of Common Stock at the Transaction Closing. Assuming a Subscriber elects the Non-Redemption Option with respect to the number of shares reflected on Schedule B, for each share of Non-Redemption Option hereafter elected to be satisfied pursuant to the PIPE Common Stock, Subscriber shall have their Incentive Shares reduced to achieve the Per Share Effective Price. The aggregate number of shares of Common Stock to be issuable shall be rounded to the nearest share of Common Stock and no fractional shares will be issued.

SCHEDULE B

Non-Redemption Option

This Schedule B should be completed by Subscriber
if they are deciding to participate in the Non-Redemption Option

☐ Please check the box if you are participating in the Non-Redemption Option. If checked, please fill out the following information below:

●	Number of desired shares subject to Non-Redemption Option: ____________________

●	Number of Public Shares held currently: ____________________

●	Number of Public Shares to be purchased in open market: ____________________

SCHEDULE C

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule C should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐	Subscriber is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐	Subscriber is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an institutional “accredited investor.”

2.	☐	Subscriber is not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box) SUBSCRIBER:

☐	is:

☐	is not

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

☐	Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐	Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a) (48) of the Investment Company Act;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) the plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐	Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

☐	Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐	Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐	Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph; or

☐	Any entity in which all of the equity owners are accredited investors.

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